Kansas City Southern March 4, 2019 Raymond James 40th Annual Institutional Investors Conference Exhibit 99.1

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur.  Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements.  Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof.  Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic, political and social conditions; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business.  More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2018 (File No. 1-4717) and subsequent reports.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors.

PSR at KCS: Better railroading for more reliable service and growth  Customer focused Improve and sustain consistency & reliability of service Create a more resilient and dependable network  Facilitate Growth Additional capacity for new opportunities Improve asset utilization Be able to meet growing demand with same or fewer assets Improve cost profile Increased profitability driven by volume and revenue growth and improved productivity and asset utilization KCS’ Mantra: Service Begets Growth

Volumes off to a slow start due to Michoacán blockages, but YOY performance is improving Impact of blockages ~5 cents to Q119 EPS Business Update Positive mix impact from growth in high RPU business, including refined products, coal & grain Expect YOY headcount reduction in FY 2019

KCS gap analysis – how does KCS’ cost structure stack up against peers? Category OpEx as % of Revenue (FY18) KCS Cons Industry Average* (ex. KCS) Gap to Industry Average 18.3% 22.1% --- 17.2% 17.1% $3M 11.4% 11.2% $5M 4.6% 3.2% $39M 12.8% 9.8% $81M 64.3% 63.5% 80 bps *Industry average represents simple average. OR’s normalized for KCS Insurance ($18M), CSX 2018 Land Sale Gains ($140M) and NS Rental Income & RE Sales Gains ($223M) Comp & Ben PS, Materials & Other Fuel Net of IEPS Equipment Costs Depreciation Total Opex (Normalized) Expense Category Despite C&B advantage vs. Industry, we still have labor efficiency opportunities! Examples inc.: Labor efficiencies from PSR Crew size (MX) G&A Benchmarking

KCS gap analysis – how does KCS’ cost structure compare to industry best O/R (CSX, CN, CP)? Category OpEx as % of Revenue (FY18) KCS Top 3* Gap vs. Top 3 18.3% 20.8% --- 17.2% 16.9% $7M 11.4% 11.1% $10M 4.6% 2.8% $51M 12.8% 9.9% $78M 64.3% 61.4% 290 bps *Top 3 average represents simple average. OR’s normalized for KCS Insurance ($18M), and CSX 2018 Land Sale Gains ($140M). Comp & Ben PS, Materials & Other Fuel Net of IEPS Equipment Costs Depreciation Total Opex (Normalized) Expense Category

PSR Cost Savings Opportunity Categories

Category	2018 Avg/Total	2018 Expense*
Freight Cars	~61,000 Cars Online	~$180M
Locomotives	~1,100 Locomotives	~$180M
Yard Employees	~1,600 Active T&E ~150 Support Employees	~$115M
Line of Road Employees	~1,700 Active T&E ~170 Support Employees	~$160M
Fuel Consumption	136 Million Gallons	~$310M

*2018 Expense Includes Depreciation

© 2019 Kansas City Southern

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Mike Naatz EVP & CMO Sameh Fahmy EVP of PSR Pat Ottensmeyer President & CEO Implement service design changes Reduce active locomotive fleet Reduce locomotive failure rate Store/dispose of equipment & reduce cars online Improve labor productivity Optimize vendor contracts Jeff Songer EVP & COO Mike Upchurch EVP & CFO Brian Hancock EVP & CIO Analyze initiatives and track progress Develop assessorial fee strategy Rationalize material inventory Rationalize capital investments Develop and drive PSR initiatives across the organization Consulted at CSX during PSR transition 23 years at CN, including executive team Worked with Hunter Harrison extensively at both PSR railroads KPI’s & service scorecard Service design, including train start rationalization and TSP compliance Improve fuel efficiency Automate PSR decision-making Understand customer needs & challenges Work with customers to implement changes that optimize customer service Optimize pricing PSR initiatives encompass all areas of the business Mike Naatz EVP & CMO

Operating Metrics Train Velocity (mph) Dwell (hrs) YTD 2019 dwell of 22.4 hours Improved by 14% sequentially and 3% YoY Driven by continued improvement at the Monterrey and Sanchez terminals, and early benefits of PSR initiatives YTD 2019 velocity of 27.5 MPH Improved by 3% sequentially; roughly flat YOY Velocity continues to benefit from ongoing service recovery efforts as well as early stage PSR initiatives

Metric 2018 Targets Gross velocity (m.p.h.) 11.1 TBD Terminal dwell (hours) 25.0 Train length (feet) 5,505 Cars online per revenue carload 1.31 Fuel efficiency 1.35 Monthly carloads / FTE 26.8 KCS is evaluating key metrics to measure PSR progress & performance Once targets are finalized for each metric, we will communicate targets & progress

KCS started its rationalization effort with a fleet of ~1,100 locomotives; goal to have a fleet size of <1,000 KCS’ initial net reduction is estimated to be ~75 locomotives KCS remaining fleet will include our most reliable, fuel-efficient horsepower Active locomotive fleet rationalization providing immediate benefit to cost structure KCS is evaluating the impacts of storing or disposing of the locomotives, including a likely asset impairment and associated benefits including: Reduced depreciation & maintenance expense Improved labor & fuel efficiency Reduced lease expense

Initial service design focusing on Mexico Intermodal & Manifest trains; these trains offer the most opportunity for service consolidation Changes to service design driving network efficiencies & cost reductions Actions taken: Improve utilization of intermodal trains Consolidate traffic with like destinations Reduce work events Projected benefits include: Reduced crewstarts Improved asset utilization Improved service consistency Reduced fuel consumption Increased network capacity 56 Crew Starts/Week 28 Crew Starts/Week 6 Crew Starts/Week 8 Crew Starts/Week Service Design Changes have resulted in a reduction of almost 100 crew starts per week

Key takeaways from KCS’ PSR implementation  PSR is a cross-functional effort to balance customer service, facilitate growth, reduce costs and improve capital efficiency Initial PSR initiatives focused on reducing long dwelling cars, unassigned locomotives and train delays Customer service and operational metrics are improving as we begin to implement PSR initiatives Early service redesign and locomotive/car reduction initiatives are showing promising results KCS is laser-focused on reducing expenses to generate early financial results Key performance measures are being defined and targets will be established

©2019 Kansas City Southern